5. Derivative Liabilities	3 Months Ended
Mar. 31, 2013
Derivatives, Policy [Policy Text Block]
5.      Derivative Liabilities

As at March 31, 2013 and December 31, 2012, the following are the fair value of the derivative to account for the convertibility feature of the convertible debenture as well as the fact that there is no lower limit on the number of issuable common shares upon conversion:

	March 31, 2013 $	December 31, 2012 $
Convertible promissory note, due December 5, 2014	537,138	395,285

During the period ended March 31, 2013, the Company recorded a loss on the fair value of the derivative liability of $141,853 (December 31, 2012 - $245,285). The fair value of the derivative financial liabilities was determined using the multinomial lattice models and the following assumptions:

	Expected Volatility	Risk-free Interest Rate	Expected Dividend Yield	Expected Life (in years)
At December 6, 2012 (issuance date)	318%	0.25%	0%	2.00
At March 31, 2013	355%	0.25%	0%	1.68